UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason

Western Asset

Mortgage Backed

Securities

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Mortgage Backed Securities Fund

Fund objective

The Fund seeks high current return.

Fund name change

Prior to November 1, 2011 the Fund was known as Legg Mason Western Asset Government Securities Fund. There was no change in the Fund’s investment objective as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Mortgage Backed Securities Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Effective November 1, 2011, Legg Mason Western Asset Government Securities Fund has been renamed Legg Mason Western Asset Mortgage Backed Securities Fund. This name change triggered an investment policy change such that effective as of November 1, 2011, under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. There was no change in the Fund’s investment objective or benchmark in connection with the name change.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason Western Asset Mortgage Backed Securities Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including

IV	Legg Mason Western Asset Mortgage Backed Securities Fund

Investment commentary (cont’d)

low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current return. Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities (“MBS”). MBS may be issued by government-sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) and by agencies of the U.S. government, such as Government National Mortgage Association (“Ginnie Mae”). MBS represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The Fund may invest in securities of any maturity, and the securities may have fixed, floating or variable rates. The Fund may enter into dollar rolls, sometimes referred to as mortgage dollar rolls.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting

2	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Fund overview (cont’d)

period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%. All told, the Barclays Capital U.S. Aggregate Indexii returned 7.84% for the twelve months ended December 31, 2011.

While agency MBS posted solid results during the reporting period, they lagged the strong performance generated by equal-duration U.S. Treasuries. Treasuries rallied sharply in 2011, given several flights to quality that were driven by a host of macro issues. During the period, agency MBS were supported by generally robust investor demand. In addition, this relatively high-quality sector held up fairly well during periods of heightened investor risk aversion. During the twelve months ended December 31, 2011, the overall agency MBS market, as measured by the Barclays Capital U.S. Mortgage-Backed Securities Indexiii (the “Index”), returned 6.23%. During this period, as measured by the Index, securities issued by Ginnie Mae produced the best results, as they gained 7.80%. In contrast, securities issued by Fannie Mae and Freddie Mac returned 5.84% and 5.74%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our exposure to securities issued by Fannie Mae, as we found them to be attractively valued. In addition, we added to the Fund’s out-of-benchmark exposure to investment grade corporate bond Financials. In contrast, we eliminated the Fund’s allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”)iv.

During the reporting period, we utilized Eurodollar futures, Treasury futures and options and interest rate swaps to manage the portfolio’s duration and yield curvev exposure. We also utilized mortgage derivatives to gain access to the mortgage market. Overall, the use of these derivative instruments was a modest positive for performance.

Performance review

For the twelve months ended December 31, 2011, Class A shares of Legg Mason Western Asset Mortgage Backed Securities Fund, excluding sales charges, returned 6.24%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Mortgage-Backed Securities Index, returned 6.23% for the same period. The Lipper U.S. Mortgage Funds Category Average1 returned 5.74% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 113 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	3

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Mortgage Backed Securities Fund:
Class 1[1]	1.70%	6.60%
Class A	1.47%	6.24%
Class B2	1.10%	5.59%
Class C	1.14%	5.65%
Class I	1.69%	6.61%
Barclays Capital U.S. Mortgage-Backed Securities Index	3.26%	6.23%
Lipper U.S. Mortgage Funds Category Average[3]	2.85%	5.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class 1, Class A, Class B, Class C and Class I shares were 3.04%, 2.67%, 2.26%, 2.20% and 2.99%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class 1 shares would have been 3.02%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.81%, 1.02%, 1.70%, 1.64% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class I shares. In addition, total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 113 funds for the six-month period and among the 113 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection of agency MBS. In particular, the Fund benefited from our tactical trading within various coupons and maturities.

Sector allocation was also beneficial. During the reporting period, we were rewarded for having an overweight to securities issued by Ginnie Mae and underweights to securities issued by Fannie Mae and Freddie Mac.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s allocation to non-agency MBS, which underperformed the Index. However, we continue to believe that non-agency MBS have attractive risk/reward characteristics over the intermediate term.

Thank you for your investment in Legg Mason Western Asset Mortgage Backed Securities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Mortgage-Backed Securities (58.6%), Collateralized Mortgage Obligations (36.8%), Short-Term Investments (10.2%), Corporate Bonds & Notes (4.0%) and Asset-Backed Securities (2.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	5

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Fund at a glance†

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	1.70%	$1,000.00	$1,017.00	0.77%	$3.91	Class 1	5.00%	$1,000.00	$1,021.32	0.77%	$3.92
Class A	1.47	1,000.00	1,014.70	1.02	5.18	Class A	5.00	1,000.00	1,020.06	1.02	5.19
Class B	1.10	1,000.00	1,011.00	1.74	8.82	Class B	5.00	1,000.00	1,016.43	1.74	8.84
Class C	1.14	1,000.00	1,011.40	1.67	8.47	Class C	5.00	1,000.00	1,016.79	1.67	8.49
Class I	1.69	1,000.00	1,016.90	0.79	4.02	Class I	5.00	1,000.00	1,021.22	0.79	4.02

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/11	6.60%	6.24%	5.59%	5.65%	6.61%
Five Years Ended 12/31/11	6.20	5.96	5.33	5.29	6.27
Ten Years Ended 12/31/11	5.32	5.12	4.66	4.57	5.48

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/11	6.60%	1.70%	1.09%	4.65%	6.61%
Five Years Ended 12/31/11	4.73	5.04	5.17	5.29	6.27
Ten Years Ended 12/31/11	4.59	4.67	4.66	4.57	5.48

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/01 through 12/31/11)			67.95%
Class A (12/31/01 through 12/31/11)			64.82
Class B (12/31/01 through 12/31/11)			57.62
Class C (12/31/01 through 12/31/11)			56.37
Class I (12/31/01 through 12/31/11)			70.44

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 0.50% for the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 6.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B, C and 1 Shares of Legg Mason Western Asset Mortgage Backed Securities Fund vs. Barclays Capital U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2001 - December 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Mortgage Backed Securities Fund vs. Barclays Capital U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B, C and 1 shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Mortgage Backed Securities Fund on December 31, 2001, assuming the deduction of the maximum initial sales charge of 4.25% and 6.75% at the time of investment for Class A shares and Class 1 shares, respectively, and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital U.S. Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Category Average. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable-rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Lipper U.S. Mortgage Funds Category Average is composed of the Fund’s peer group of mutual funds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. MBSI	— Barclays Capital U.S. Mortgage-Backed Securities Index
IG Credit	— Investment Grade Credit
LMWA Mortgage Backed	— Legg Mason Western Asset Mortgage Backed Securities Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. MBSI	— Barclays Capital U.S. Mortgage-Backed Securities Index
IG Credit	— Investment Grade Credit
LMWA Mortgage Backed	— Legg Mason Western Asset Mortgage Backed Securities Fund
MBS	— Mortgage-Backed Securities

12	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Schedule of investments

December 31, 2011

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 58.6%
FHLMC — 6.3%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	$9,389	$10,418
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	473,144	539,780
Federal Home Loan Mortgage Corp. (FHLMC)	2.506%	2/1/32	139,275	147,559	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.499%	4/1/32	947,116	975,441	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.623%	5/1/32	448,407	457,126	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.378%	7/1/32	186,656	196,433	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	1,166,962	1,283,517
Federal Home Loan Mortgage Corp. (FHLMC)	2.530%	4/1/34	1,561,875	1,642,617	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.442%	12/1/36	179,840	191,094	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.986%	1/1/37	166,270	175,658	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.657%	2/1/37	83,556	87,666	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.156%	2/1/37	86,440	91,018	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.731%	4/1/37	294,610	314,006	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.531%	5/1/37	214,882	228,428	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.601%	5/1/37	550,718	586,595	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.873%	5/1/37	224,004	239,114	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.507%	12/1/37	330,450	353,496	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	8/1/38	8,907,184	9,688,269
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/40	8,905,897	9,445,233
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	11/1/15-7/1/32	1,101,164	1,262,098
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	2,221,932	2,490,563
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	1,035,025	1,128,934
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	3,810	3,904
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/21-11/1/35	3,299,125	3,574,846
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/33	3,827,384	4,121,151
Total FHLMC				39,234,964
FNMA — 34.1%
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/1/16	2,837	3,242
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	11,604	12,946
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/36	29,063,495	31,738,719
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-8/1/36	37,791,277	42,951,595
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-4/1/41	30,025,562	32,641,252

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	13

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	$259,992	$308,673
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	81	83
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	4,801	5,653
Federal National Mortgage Association (FNMA)	7.000%	1/1/25-9/1/34	16,475,855	19,187,261
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	8,512,628	9,474,160
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	793,578	925,488
Federal National Mortgage Association (FNMA)	2.402%	6/1/32	84,119	84,829	(a)
Federal National Mortgage Association (FNMA)	1.933%	1/1/35	1,358,527	1,430,429	(a)
Federal National Mortgage Association (FNMA)	2.500%	1/1/35	820,891	862,370	(a)
Federal National Mortgage Association (FNMA)	1.922%	2/1/35	496,037	519,591	(a)
Federal National Mortgage Association (FNMA)	1.949%	2/1/35	813,045	853,263	(a)
Federal National Mortgage Association (FNMA)	5.680%	7/1/37	578,386	617,141	(a)
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-6/1/41	10,093,105	10,783,400
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-11/1/41	12,921,455	13,594,100
Federal National Mortgage Association (FNMA)	3.500%	1/12/42	9,300,000	9,567,375	(b)
Federal National Mortgage Association (FNMA)	4.000%	1/12/42	29,600,000	31,103,126	(b)
Federal National Mortgage Association (FNMA)	4.500%	1/12/42	3,800,000	4,044,625	(b)
Federal National Mortgage Association (FNMA)	5.000%	1/12/42	2,100,000	2,268,985	(b)
Total FNMA				212,978,306
GNMA — 18.2%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	125,978	150,144
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	10,850,704	12,692,474
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	337,539	373,991

See Notes to Financial Statements.

14	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/20/37	$4,297,834	$4,935,267
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,507,241	1,724,519
Government National Mortgage Association (GNMA)	5.000%	9/15/33-5/20/41	41,692,033	46,212,058
Government National Mortgage Association (GNMA)	4.500%	2/15/40-3/15/40	7,083,670	7,753,721
Government National Mortgage Association (GNMA)	4.000%	1/23/42	8,100,000	8,665,734	(b)
Government National Mortgage Association (GNMA)	4.500%	1/23/42	21,200,000	23,104,686	(b)
Government National Mortgage Association (GNMA)	6.000%	1/23/42	1,500,000	1,695,938	(b)
Government National Mortgage Association (GNMA)	1.204%	8/20/58	136,984	136,412	(a)
Government National Mortgage Association (GNMA)	2.065%	6/20/60	5,608,001	5,846,342	(a)
Total GNMA				113,291,286
Total Mortgage-Backed Securities (Cost — $352,475,873)				365,504,556
Asset-Backed Securities — 2.1%
ACE Securities Corp., 2004-OP1 M1	1.074%	4/25/34	1,415,053	1,031,019	(a)
ACE Securities Corp., 2005-SD3 A	0.694%	8/25/45	153,034	144,105	(a)
ACE Securities Corp., 2006-GP1 A	0.424%	2/25/31	99,569	76,557	(a)
ACE Securities Corp., 2006-SD1 A1B	0.644%	2/25/36	470,551	426,655	(a)
ACE Securities Corp., 2006-SL2 A	0.634%	1/25/36	1,189,523	73,019	(a)
Ameriquest Mortgage Securities Inc., 2004-R7 A6	0.664%	8/25/34	269,093	261,927	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	1,206,924	1,074,716
Bayview Financial Acquisition Trust, 2006-B 2A4	0.564%	4/28/36	751,164	558,107	(a)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.448%	9/15/18	1,008,900	966,782	(a)(c)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	82,410	68,772	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.624%	7/25/36	1,263,414	581,011	(a)(c)
Countrywide Home Equity Loan Trust, 2004-I A	0.568%	2/15/34	741,623	485,526	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.418%	7/15/36	199,252	119,883	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	15

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Countrywide Home Equity Loan Trust, 2007-GW A	0.828%	8/15/37	$241,061	$198,437	(a)
EMC Mortgage Loan Trust, 2006-A A1	0.744%	12/25/42	1,657,020	1,210,967	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.504%	11/25/36	465,131	282,721	(a)
GSAMP Trust, 2003-SEA A1	0.694%	2/25/33	198,341	142,870	(a)
GSAMP Trust, 2006-S4 A1	0.384%	5/25/36	124,370	13,917	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.424%	6/25/36	397,918	50,600	(a)
Lehman XS Trust, 2005-5N 3A1A	0.594%	11/25/35	552,715	368,439	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.119%	9/25/31	967,953	700,984	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.444%	3/25/36	615,888	130,895	(a)
New Century Home Equity Loan Trust, 2003-B M2	2.769%	11/25/33	24,580	18,484	(a)
Novastar Home Equity Loan, 2003-2 A2	0.974%	9/25/33	887,768	799,086	(a)
RAAC Series, 2006-RP2 A	0.544%	2/25/37	105,771	76,167	(a)(c)
RAAC Series, 2006-RP3 A	0.564%	5/25/36	1,561,789	940,373	(a)(c)
Renaissance Home Equity Loan Trust, 2003-3 A	0.794%	12/25/33	749,262	602,834	(a)
Residential Funding Securities LLC, 2003-RP2 A1	0.744%	6/25/33	184,305	170,197	(a)(c)
SACO I Trust, 2006-4 A1	0.634%	3/25/36	475,560	159,256	(a)
SACO I Trust, 2006-6 A	0.554%	6/25/36	712,554	286,280	(a)
SACO I Trust, 2006-7 A1	0.554%	7/25/36	147,883	52,038	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.974%	1/25/33	402,717	333,831	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.404%	2/25/36	784,443	32,247	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.724%	3/25/37	369,764	318,556	(a)(c)
Total Asset-Backed Securities (Cost — $20,345,252)				12,757,258
Collateralized Mortgage Obligations — 36.8%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.564%	2/25/36	938,827	462,023	(a)
American Home Mortgage Assets, 2006-3 3A12	0.484%	10/25/46	1,857,486	869,518	(a)
American Home Mortgage Assets, 2006-6 A1A	0.484%	12/25/46	1,467,519	606,608	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.974%	9/25/34	399,645	308,997	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.784%	2/25/36	205,053	136,296	(a)
CBA Commercial Small Balance Commercial Mortgage, 2006-1A A	0.544%	6/25/38	1,093,791	574,034	(a)(c)
Countrywide Alternative Loan Trust, 2004-6CB A	0.584%	5/25/34	1,066,717	817,498	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.554%	7/25/35	477,686	255,225	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.528%	7/20/35	118,180	62,855	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.515%	7/20/35	1,303,212	779,884	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.624%	10/25/35	508,616	239,941	(a)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.587%	11/20/35	131,036	66,541	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.665%	11/20/35	131,036	27,505	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.564%	1/25/36	80,144	47,404	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.594%	1/25/36	$662,654	$346,413	(a)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.485%	7/20/46	499,967	173,894	(a)
Countrywide Home Loan, 2003-HYB1 1A1	2.767%	5/19/33	122,058	106,609	(a)
Countrywide Home Loans, 2004-R1 1AF	0.694%	11/25/34	582,054	481,436	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.714%	11/25/34	289,015	238,340	(a)(c)
Countrywide Home Loans, 2005-R3 AF	0.694%	9/25/35	1,580,934	1,303,177	(a)(c)
Countrywide Home Loans, 2006-R2 AF1	0.714%	7/25/36	949,457	810,354	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.594%	5/25/35	300,319	173,629	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.654%	3/25/35	148,422	115,504	(a)(c)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	522,186	540,536
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.243%	6/26/35	2,020,000	1,882,011	(a)(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.820%	2/25/48	1,191,682	1,190,434	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	134,455
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	6,604,753	7,847,890
Federal Home Loan Mortgage Corp. (FHLMC), 3886 SA, IO	6.222%	7/15/41	12,900,602	1,757,939	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE	5.000%	7/15/41	5,000,000	5,710,846
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.410%	4/25/20	5,513,919	389,440	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.840%	6/25/20	4,054,419	401,187	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.682%	8/25/20	22,033,913	1,906,033	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	349,090	31,137
Federal National Mortgage Association (FNMA), 2004-100 FA	0.494%	1/25/35	2,603,848	2,596,201	(a)
Federal National Mortgage Association (FNMA), 2009-59 LB	5.762%	8/25/39	5,206,133	5,775,934	(a)
Federal National Mortgage Association (FNMA), 2009-6 KZ	5.000%	2/25/49	3,469,959	3,901,810
Federal National Mortgage Association (FNMA), 2009-74 TX	5.000%	9/25/39	5,000,000	5,552,930
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	3,279,245	3,840,844
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.206%	10/25/40	1,106,821	156,567	(a)
Federal National Mortgage Association (FNMA), 2010-2 AI, IO	5.500%	2/25/40	4,601,991	659,099

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	17

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2010-38 SA, IO	6.106%	4/25/40	$3,918,924	$568,707	(a)
Federal National Mortgage Association (FNMA), 2010-59 PC	5.000%	6/25/40	19,140,000	21,687,766
Federal National Mortgage Association (FNMA), 2010-84 SK, IO	6.266%	8/25/40	16,747,105	2,228,204	(a)
Federal National Mortgage Association (FNMA), 2011-111 DS, IO	6.306%	12/25/38	29,226,430	5,777,019	(a)
Federal National Mortgage Association (FNMA), 2011-144 PT	1.000%	1/25/38	6,136,196	7,271,392	(a)(d)
Federal National Mortgage Association (FNMA), 2011-15 AB	9.750%	8/25/19	2,242,795	2,599,641
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	308,345	358,590
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.386%	7/25/41	437,158	56,142	(a)
Federal National Mortgage Association (FNMA), 383 18, IO	5.500%	1/1/38	1,518,056	212,961
Federal National Mortgage Association (FNMA), 383 20, IO	5.500%	7/1/37	1,066,369	149,133
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	169,762	24,801
Federal National Mortgage Association (FNMA) STRIP, 362 6, IO	5.000%	8/1/35	14,149,817	2,116,538
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.411%	6/25/46	32,619,700	2,762,412	(a)
Government National Mortgage Association (GNMA), 2002-57 FK	0.783%	8/16/32	1,881,253	1,895,701	(a)
Government National Mortgage Association (GNMA), 2003-24 S, IO	6.258%	3/16/33	2,600,438	436,796	(a)
Government National Mortgage Association (GNMA), 2003-42 SE, IO	6.318%	1/16/30	3,256,779	569,580	(a)
Government National Mortgage Association (GNMA), 2004-59 FP, IO	0.583%	8/16/34	3,068,451	3,093,397	(a)
Government National Mortgage Association (GNMA), 2004-81 SK, IO	5.918%	10/16/34	3,280,018	506,528	(a)
Government National Mortgage Association (GNMA), 2005-3 SJ, IO	5.815%	1/20/35	4,458,333	709,340	(a)
Government National Mortgage Association (GNMA), 2006-25 SI, IO	6.415%	5/20/36	3,721,283	543,010	(a)
Government National Mortgage Association (GNMA), 2007-17 IB, IO	5.965%	4/20/37	15,928,212	3,824,429	(a)
Government National Mortgage Association (GNMA), 2007-26 SL, IO	6.518%	5/16/37	4,508,610	943,340	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2007-45 QB, IO	6.315%	7/20/37	$5,034,062	$794,743	(a)
Government National Mortgage Association (GNMA), 2009-010 ST, IO	6.168%	3/16/34	353,047	38,190	(a)
Government National Mortgage Association (GNMA), 2009-033 SK, IO	6.115%	5/20/39	26,853,937	3,288,802	(a)
Government National Mortgage Association (GNMA), 2009-035 SP, IO, PAC	6.118%	5/16/37	661,404	85,812	(a)
Government National Mortgage Association (GNMA), 2009-041 PI, IO	4.500%	9/16/37	54,036,942	5,724,122
Government National Mortgage Association (GNMA), 2009-045 AI, IO	5.678%	4/16/39	923,568	107,448	(a)
Government National Mortgage Association (GNMA), 2009-047 KS, IO	5.768%	6/16/39	19,479,940	2,706,034	(a)
Government National Mortgage Association (GNMA), 2009-061 SA, IO	6.415%	8/20/39	2,070,801	264,553	(a)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.815%	7/20/35	690,609	113,191	(a)
Government National Mortgage Association (GNMA), 2009-104 KS, IO	6.218%	8/16/39	15,409,566	1,738,245	(a)
Government National Mortgage Association (GNMA), 2009-106 SL, IO	5.815%	4/20/36	12,294,506	1,930,176	(a)
Government National Mortgage Association (GNMA), 2009-123 NS, IO	6.165%	12/20/39	6,061,603	914,350	(a)
Government National Mortgage Association (GNMA), 2009-26 SC, IO	6.118%	1/16/38	19,185,777	3,355,861	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.435%	11/20/59	2,455,934	2,492,528	(a)(d)
Government National Mortgage Association (GNMA), 2010-003 SC, IO	6.265%	1/20/35	16,400,974	1,997,911	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.818%	11/16/34	8,350,352	1,302,003	(a)
Government National Mortgage Association (GNMA), 2010-013, IO	1.133%	11/16/51	73,185,916	3,850,274	(a)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.715%	12/20/32	341,461	47,293	(a)
Government National Mortgage Association (GNMA), 2010-014 SC, IO	4.554%	8/20/35	749,926	101,866	(a)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.718%	2/16/40	353,577	63,415	(a)
Government National Mortgage Association (GNMA), 2010-020 SE, IO	5.965%	2/20/40	23,635,210	3,793,151	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.215%	3/20/39	107,396	16,095	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	19

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-031 SD, IO	6.265%	5/20/33	$6,508,186	$1,318,781	(a)
Government National Mortgage Association (GNMA), 2010-031 SL, IO	5.818%	11/16/34	3,836,817	599,344	(a)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.265%	11/20/38	100,000	13,372	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	9,890,632	1,005,794
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.195%	4/20/40	78,808	12,543	(a)
Government National Mortgage Association (GNMA), 2010-047 AS, IO	6.155%	4/20/40	1,024,498	146,462	(a)
Government National Mortgage Association (GNMA), 2010-047 BS, IO	6.215%	4/20/40	39,403,771	6,309,458	(a)
Government National Mortgage Association (GNMA), 2010-047 VS, IO	5.968%	11/16/37	657,342	104,709	(a)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.265%	12/20/38	766,471	120,871	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.215%	5/20/40	2,839,198	449,730	(a)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	3,700,000	4,150,288
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.718%	5/16/40	3,196,534	582,133	(a)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.215%	5/20/40	2,647,379	422,812	(a)
Government National Mortgage Association (GNMA), 2010-061 SK, IO	5.718%	5/16/40	7,562,416	1,250,861	(a)
Government National Mortgage Association (GNMA), 2010-062 SB, IO	5.465%	5/20/40	3,237,335	380,904	(a)
Government National Mortgage Association (GNMA), 2010-069 SP, IO	6.365%	6/20/38	2,200,000	305,209	(a)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.215%	5/20/40	967,613	154,294	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.365%	1/20/40	207,046	30,336	(a)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.285%	4/20/40	158,659	25,582	(a)
Government National Mortgage Association (GNMA), 2010-087 SK, IO	6.218%	7/16/40	3,292,357	467,203	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO	4.500%	9/20/37	1,400,000	308,606
Government National Mortgage Association (GNMA), 2010-102, IO	1.733%	6/16/52	11,638,578	936,556	(a)

See Notes to Financial Statements.

20	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-109 MI, IO	4.500%	10/20/37	$4,027,486	$529,752
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.115%	9/20/40	495,944	57,008	(a)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.715%	10/20/39	586,185	89,470	(a)
Government National Mortgage Association (GNMA), 2010-118, IO	1.846%	4/16/53	24,578,916	2,169,692	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	26,225,825	4,577,526
Government National Mortgage Association (GNMA), 2010-151 SM, IO	5.798%	11/16/40	90,990	12,337	(a)
Government National Mortgage Association (GNMA), 2010-168 MI, IO	4.500%	7/20/37	6,444,453	713,494
Government National Mortgage Association (GNMA), 2010-H02 FA	0.939%	2/20/60	6,559,637	6,558,981	(a)
Government National Mortgage Association (GNMA), 2011-005 SL, IO	5.715%	1/20/41	667,388	134,991	(a)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.715%	1/20/41	756,370	106,583	(a)
Government National Mortgage Association (GNMA), 2011-013 SB, IO	5.665%	1/20/41	5,488,775	875,150	(a)
Government National Mortgage Association (GNMA), 2011-024 SB, IO	5.715%	2/20/41	370,243	57,221	(a)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.718%	3/16/41	88,532	12,303	(a)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.715%	3/20/41	535,589	76,987	(a)
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	2,861,134	279,222
Government National Mortgage Association (GNMA), 2011-040 MI, IO	4.500%	1/16/38	5,762,714	716,370
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.848%	2/16/36	21,663,796	2,892,186	(a)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.418%	12/16/36	278,108	44,074	(a)
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,242,676
Government National Mortgage Association (GNMA), 2011-128 TS, IO	5.768%	5/16/41	26,958,307	5,933,049	(a)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,600,000	1,803,448
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.287%	9/25/46	11	11	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	21

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.720%	6/25/34	$2,693,186	$2,448,708	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.644%	1/25/35	2,207,964	1,705,924	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.644%	9/25/35	281,536	221,163	(a)(c)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.485%	9/19/46	758,056	421,869	(a)
IMPAC CMB Trust, 2004-07 1A1	1.034%	11/25/34	874,393	708,540	(a)
IMPAC CMB Trust, 2004-10 3A1	0.994%	3/25/35	844,406	626,134	(a)
IMPAC CMB Trust, 2007-A A	0.544%	5/25/37	291,578	224,901	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.094%	11/25/34	129,925	115,275	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.614%	3/25/36	581,926	248,174	(a)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.494%	5/25/36	74,026	35,653	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.632%	3/25/35	336,462	251,046	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.135%	10/25/35	1,052,259	750,298	(a)
Indymac INDX Mortgage Loan Trust, 2005-AR06 AX2, IO	0.000%	4/25/35	87,804,240	5,487,765
Luminent Mortgage Trust, 2006-4 A1A	0.484%	5/25/46	327,901	138,570	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.324%	12/25/34	23,423	17,222	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.504%	4/25/46	280,928	132,161	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.494%	5/25/47	346,067	169,356	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.324%	5/25/36	1,173,813	1,051,639	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.771%	8/25/34	382,181	285,663	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.364%	6/25/36	70,807	29,261	(a)
Nomura Asset Acceptance Corp., 2004-R1 A1	6.500%	3/25/34	131,866	134,295	(c)
Nomura Asset Acceptance Corp., 2004-R2 A1	6.500%	10/25/34	178,916	181,061	(a)(c)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.484%	9/25/46	551,057	367,455	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.794%	2/25/35	669,117	512,544	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,640,858	2,343,933	(c)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.671%	5/25/35	80,649	66,344	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.495%	8/25/34	2,682,285	2,346,379	(a)
Structured ARM Loan Trust, 2004-17 A1	1.065%	11/25/34	163,482	128,530	(a)
Structured ARM Loan Trust, 2005-02 A2	0.544%	2/25/35	412,611	250,947	(a)
Structured ARM Loan Trust, 2005-05 A3	0.524%	5/25/35	177,737	151,497	(a)
Structured ARM Loan Trust, 2005-11 3A	2.538%	5/25/35	2,850,314	2,125,982	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.474%	7/25/46	357,694	192,224	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.438%	9/25/33	1,381,613	1,157,036	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.644%	3/25/35	431,169	334,614	(a)(c)

See Notes to Financial Statements.

22	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp., 2005-RF2 A	0.644%	4/25/35	$1,640,080	$1,313,265	(a)(c)
Structured Asset Securities Corp., 2005-RF3 1A	0.644%	6/25/35	631,424	474,108	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.194%	3/25/44	63,504	53,752	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.157%	9/25/37	104,880	93,435	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.156%	9/25/37	107,952	105,363	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.500%	3/16/30	2,614,066	1,035,655	(a)(c)(e)
WaMu Mortgage Pass-Through Certificates, 2005-AR2 X, IO	0.000%	1/25/45	23,348,157	1,167,408
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.614%	8/25/45	1,863,882	1,367,797	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.574%	11/25/45	284,824	183,967	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.584%	12/25/45	117,870	81,703	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.198%	7/25/46	431,739	249,408	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	0.968%	6/25/47	698,692	407,360	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.581%	6/25/33	239,266	229,461	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.584%	10/25/45	147,553	106,569	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.564%	12/25/45	1,054,887	755,916	(a)
Total Collateralized Mortgage Obligations (Cost — $234,897,746)				229,306,177
Corporate Bonds & Notes — 4.0%
Financials — 4.0%
Bank of America Corp., Senior Notes	5.000%	5/13/21	3,000,000	2,737,470
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,800,000	1,629,000	(c)
Citigroup Inc., Senior Notes	5.375%	8/9/20	5,000,000	5,150,170
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,000,000	4,886,740
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	5,000,000	5,059,400
Wells Fargo & Co.	4.600%	4/1/21	5,000,000	5,493,830
Total Corporate Bonds & Notes (Cost — $24,986,871)				24,956,610
Total Investments before Short-Term Investments (Cost — $632,705,742)				632,524,601

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	23

Legg Mason Western Asset Mortgage Backed Securities Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 10.2%
U.S. Government Agencies — 10.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	$1,430,000	$1,429,959	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	1/12/12	100,000	99,997	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.030%	1/13/12	475,000	474,996	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	21,600,000	21,595,442	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Discounted Notes	0.030%	1/11/12	250,000	249,998	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.100-0.110%	1/17/12	200,000	199,991	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.100-0.110%	1/17/12	110,000	109,995	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.030%	1/18/12	390,000	389,995	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.045%	2/1/12	180,000	179,993	(f)(g)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	1,400,000	1,399,959	(f)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	37,730,000	37,722,416	(f)
Total Short-Term Investments (Cost — $63,834,357)				63,852,741
Total Investments — 111.7% (Cost — $696,540,099#)				696,377,342
Liabilities in Excess of Other Assets — (11.7)%				(72,916,708)
Total Net Assets — 100.0%				$623,460,634

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security (unaudited).

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $697,413,499.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class

See Notes to Financial Statements.

24	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $696,540,099)	$696,377,342
Cash	7,384,009
Receivable for securities sold	45,244,450
Interest receivable	3,696,905
Swaps, at value (net premiums paid — $0)	500,765
Receivable for Fund shares sold	475,024
Principal paydown receivable	55,906
Prepaid expenses	47,936
Other assets	11,372
Total Assets	753,793,709

Liabilities:
Payable for securities purchased	127,787,650
Payable for Fund shares repurchased	1,272,519
Investment management fee payable	291,530
Service and/or distribution fees payable	155,913
Payable to broker — variation margin on open futures contracts	139,594
Swaps, at value (net premiums received — $0)	105,733
Distributions payable	42,753
Trustees’ fees payable	7,015
Accrued expenses	530,368
Total Liabilities	130,333,075
Total Net Assets	$623,460,634

Net Assets:
Par value (Note 7)	$592
Paid-in capital in excess of par value	622,032,121
Undistributed net investment income	1,075,666
Accumulated net realized gain on investments, futures contracts and swap contracts	334,924
Net unrealized appreciation on investments, futures contracts and swap contracts	17,331
Total Net Assets	$623,460,634

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	25

Shares Outstanding:
Class 1	4,585,746
Class A	45,583,970
Class B	3,002,155
Class C	5,353,174
Class I	646,296

Net Asset Value:
Class 1 (and redemption price)	$10.55
Class A (and redemption price)	$10.53
Class B*	$10.54
Class C*	$10.54
Class I (and redemption price)	$10.58
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.00

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$19,299,804

Expenses:
Investment management fee (Note 2)	3,358,496
Service and/or distribution fees (Notes 2 and 5)	1,851,280
Transfer agent fees (Note 5)	1,247,717
Registration fees	70,336
Fund accounting fees	61,599
Legal fees	59,181
Audit and tax	43,189
Shareholder reports	41,469
Insurance	12,038
Trustees’ fees	10,177
Custody fees	5,612
Miscellaneous expenses	4,700
Total Expenses	6,765,794
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(7,145)
Net Expenses	6,758,649
Net Investment Income	12,541,155

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	3,250,712
Futures contracts	8,534,433
Swap contracts	1,839,888
Net Realized Gain	13,625,033
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,338,238
Futures contracts	(816,761)
Swap contracts	1,654,319
Change in Net Unrealized Appreciation (Depreciation)	10,175,796
Net Gain on Investments, Futures Contracts and Swap Contracts	23,800,829
Increase in Net Assets from Operations	$36,341,984

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$12,541,155	$14,723,026
Net realized gain	13,625,033	22,622,046
Change in net unrealized appreciation (depreciation)	10,175,796	16,590,355
Proceeds from settlement of a regulatory matter	—	764,276	†
Increase in Net Assets From Operations	36,341,984	54,699,703

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(14,638,515)	(18,583,212)
Net realized gains	(9,043,066)	(3,044,273)
Decrease in Net Assets From Distributions to Shareholders	(23,681,581)	(21,627,485)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	156,197,265	101,905,482
Reinvestment of distributions	22,923,628	20,957,997
Cost of shares repurchased	(172,822,995)	(165,672,678)
Increase (Decrease) in Net Assets From Fund Share Transactions	6,297,898	(42,809,199)
Increase (Decrease) in Net Assets	18,958,301	(9,736,981)

Net Assets:
Beginning of year	604,502,333	614,239,314
End of year*	$623,460,634	$604,502,333
* Includes undistributed (overdistributed) net investment income, respectively, of:	$1,075,666	$(81,336)

†	The Fund received $5,762, $512,812, $138,332, $107,022 and $348 for Class 1, A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

28	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.32	$9.77	$9.28	$9.59	$9.67

Income (loss) from operations:
Net investment income	0.25	0.28	0.36	0.44	0.48
Net realized and unrealized gain (loss)	0.43	0.65	0.49	(0.31)	(0.07)
Total income from operations	0.68	0.93	0.85	0.13	0.41

Less distributions from:
Net investment income	(0.29)	(0.33)	(0.36)	(0.44)	(0.49)
Net realized gains	(0.16)	(0.05)	—	—	—
Total distributions	(0.45)	(0.38)	(0.36)	(0.44)	(0.49)

Net asset value, end of year	$10.55	$10.32	$9.77	$9.28	$9.59
Total return[2]	6.60%	9.68%	9.26%	1.39%	4.32%

Net assets, end of year (millions)	$48	$52	$53	$57	$66

Ratios to average net assets:
Gross expenses	0.79%	0.81%	0.79%	0.76%	0.86%
Net expenses[3,4]	0.77 [5]	0.76 [5]	0.67 [5,6]	0.56 [6]	0.62 [6]
Net investment income	2.38	2.76	3.75	4.60	5.01

Portfolio turnover rate[7]	124%	265%	35%	23%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73% for Class 1 shares until May 1, 2009. In addition to the contractual expense limitation, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses effective July 27, 2007 through September 17, 2009.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 628%, 1,064%, 298%, 276% and 499% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.31	$9.77	$9.27	$9.58	$9.66

Income (loss) from operations:
Net investment income	0.23	0.26	0.33	0.41	0.46
Net realized and unrealized gain (loss)	0.41	0.64	0.50	(0.30)	(0.08)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income from operations	0.64	0.91	0.83	0.11	0.38

Less distributions from:
Net investment income	(0.26)	(0.32)	(0.33)	(0.42)	(0.46)
Net realized gains	(0.16)	(0.05)	—	—	—
Total distributions	(0.42)	(0.37)	(0.33)	(0.42)	(0.46)

Net asset value, end of year	$10.53	$10.31	$9.77	$9.27	$9.58
Total return[2]	6.24%	9.42%[3]	9.11%	1.14%	4.11%

Net assets, end of year (millions)	$480	$433	$427	$430	$421

Ratios to average net assets:
Gross expenses	1.02%	1.01%	0.98%	0.97%	1.00%
Net expenses[4]	1.02	1.01	0.92 [5,6]	0.81 [5,6]	0.82 [5,6]
Net investment income	2.14	2.51	3.50	4.35	4.81

Portfolio turnover rate[7]	124%	265%	35%	23%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.31%. Class A received $512,812 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.81% for Class A shares until May 1, 2009. On December 5, 2008, the contractual expense limitation was reduced from 0.81% to 0.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 628%, 1,064%, 298%, 276% and 499% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

30	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.31	$9.77	$9.28	$9.59	$9.67

Income (loss) from operations:
Net investment income	0.15	0.19	0.28	0.36	0.41
Net realized and unrealized gain (loss)	0.43	0.65	0.48	(0.30)	(0.08)
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—
Total income from operations	0.58	0.86	0.76	0.06	0.33

Less distributions from:
Net investment income	(0.19)	(0.27)	(0.27)	(0.37)	(0.41)
Net realized gains	(0.16)	(0.05)	—	—	—
Total distributions	(0.35)	(0.32)	(0.27)	(0.37)	(0.41)

Net asset value, end of year	$10.54	$10.31	$9.77	$9.28	$9.59
Total return[2]	5.59%	8.83%[3]	8.33%	0.60%	3.54%

Net assets, end of year (millions)	$32	$47	$62	$72	$81

Ratios to average net assets:
Gross expenses	1.72%	1.69%	1.62%	1.58%	1.66%
Net expenses[4]	1.72	1.69	1.53 [5,6]	1.35 [5,6]	1.37 [5,6]
Net investment income	1.41	1.83	2.90	3.81	4.22

Portfolio turnover rate[7]	124%	265%	35%	23%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.62%. Class B received $138,332 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.35% for Class B shares until May 1, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 628%, 1,064%, 298%, 276% and 499% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.31	$9.77	$9.28	$9.59	$9.67

Income (loss) from operations:
Net investment income	0.16	0.19	0.27	0.35	0.40
Net realized and unrealized gain (loss)	0.42	0.64	0.49	(0.31)	(0.07)
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—
Total income from operations	0.58	0.85	0.76	0.04	0.33

Less distributions from:
Net investment income	(0.19)	(0.26)	(0.27)	(0.35)	(0.41)
Net realized gains	(0.16)	(0.05)	—	—	—
Total distributions	(0.35)	(0.31)	(0.27)	(0.35)	(0.41)

Net asset value, end of year	$10.54	$10.31	$9.77	$9.28	$9.59
Total return[2]	5.65%	8.78%[3]	8.26%	0.47%	3.54%

Net assets, end of year (millions)	$56	$68	$69	$74	$73

Ratios to average net assets:
Gross expenses	1.67%	1.63%	1.67%	1.83%	1.59%
Net expenses[4]	1.67	1.63	1.60 [5,6]	1.47 [5,6]	1.38 [5,6]
Net investment income	1.48	1.88	2.82	3.70	4.25

Portfolio turnover rate[7]	124%	265%	35%	23%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.57%. Class C received $107,022 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.38% for Class C shares until May 1, 2008 and 1.52% for the period from May 1, 2008 until May 1, 2009.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 628%, 1,064%, 298%, 276% and 499% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

32	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.35	$9.80	$9.30	$9.60	$9.68

Income (loss) from operations:
Net investment income	0.26	0.27	0.35	0.45	0.49
Net realized and unrealized gain (loss)	0.42	0.66	0.50	(0.30)	(0.07)
Total income from operations	0.68	0.93	0.85	0.15	0.42

Less distributions from:
Net investment income	(0.29)	(0.33)	(0.35)	(0.45)	(0.50)
Net realized gains	(0.16)	(0.05)	—	—	—
Total distributions	(0.45)	(0.38)	(0.35)	(0.45)	(0.50)

Net asset value, end of year	$10.58	$10.35	$9.80	$9.30	$9.60
Total return[2]	6.61%	9.57%	9.35%	1.58%	4.46%

Net assets, end of year (millions)	$7	$5	$3	$2	$10

Ratios to average net assets:
Gross expenses	0.75%	0.86%	0.75%	0.59%	0.58%
Net expenses[3]	0.75 [4]	0.84 [4,5]	0.71 [4,5,6]	0.48 [5,6]	0.48 [5,6]
Net investment income	2.41	2.65	3.68	4.68	5.11

Portfolio turnover rate[7]	124%	265%	35%	23%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.48% for Class I shares until May 1, 2009.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 628%, 1,064%, 298%, 276% and 499% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Mortgage Backed Securities Fund (formerly known as Legg Mason Western Asset Government Securities Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Mortgage-backed securities	—	$365,504,556	—	$365,504,556
Asset-backed securities	—	12,757,258	—	12,757,258
Collateralized mortgage obligations	—	222,034,785	$7,271,392	229,306,177
Corporate bonds & notes	—	24,956,610	—	24,956,610
Total long-term investments	—	$625,253,209	$7,271,392	$632,524,601
Short-term investments†	—	63,852,741	—	63,852,741
Total investments	—	$689,105,950	$7,271,392	$696,377,342
Other financial instruments:
Futures contracts	$576,286	—	—	576,286
Total return swaps	—	500,765	—	500,765
Total other financial instruments	$576,286	$500,765	—	$1,077,051
Total	$576,286	$689,606,715	$7,271,392	$697,454,393

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$791,230	—	—	$791,230
Total return swaps	—	$105,733	—	105,733
Total	$791,230	$105,733	—	$896,963

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	35

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations
Balance as of December 31, 2010	$8,118,625
Accrued premiums/discounts	—
Realized gain (loss)[1]	(2,185)
Change in unrealized appreciation (depreciation)[2]	(39,814)
Purchases	8,461,772
Sales	(215,497)
Transfers into Level 3	—
Transfers out of Level 3[3]	(9,051,509)
Balance as of December 31, 2011	$7,271,392
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$(23,011)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

36	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	37

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting

38	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	39

the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held total return swaps with credit related contingent features which had a liability position of $105,733. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders

40	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$3,254,362	$(3,254,362)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2 billion	0.550%
Next $2 billion	0.500
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses for Class A shares less the 12b-1 differential of 0.25% and the ratio of expenses to average net assets of Class I shares did not

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	41

exceed 0.85%. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $7,145.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on December 31, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $74,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$75,000	$4,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007.

42	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

This change had no effect on fees previously deferred. As of December 31, 2011, the Fund had accrued $2,101 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$49,854,180	$3,903,252,335
Sales	46,151,802	3,868,732,131

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,508,756
Gross unrealized depreciation	(25,544,913)
Net unrealized depreciation	$(1,036,157)

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 30-Year Bonds	163	3/12	$23,179,108	$23,604,438	$425,330
U.S. Treasury Ultra Long-Term Bonds	148	3/12	23,556,794	23,707,750	150,956
					576,286
Contracts to Sell:
U.S. Treasury 2-Year Notes	140	3/12	30,861,920	30,876,563	(14,643)
U.S. Treasury 5-Year Notes	590	3/12	72,429,137	72,722,109	(292,972)
U.S. Treasury 10-Year Notes	574	3/12	74,782,135	75,265,750	(483,615)
					(791,230)
Net unrealized loss on open futures contracts					$(214,944)

At December 31, 2011, the Fund held TBA securities with a total cost of $79,821,293.

At December 31, 2011, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$763,653	1/12/38	MBX.FN30.650.67†	1-Month LIBOR‡	$(5,108)
Barclays Capital Inc.	80,000,000	3/1/12	1-Month LIBOR‡	LGNMTRUU†	500,765	*
UBS Warburg LLC	93,800,000	2/7/12	3.120% monthly‡	USD-CMM†	(91,756)	*
Goldman Sachs Group Inc.	12,900,000	2/8/12	3.091% monthly‡	USD-CMM†	(8,869)	*
Total	$187,463,653				$395,032

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	43
†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡	Percentage shown is an annual percentage rate.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See note 1).

Abbreviations
LIBOR	— London Interbank Offered Rate
LGNMTRUU	— BarCap GNMA Total Return Index Value Unhedged USD

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$576,286	—	$576,286
Swap contracts[3]	—	$500,765	500,765
Total	$576,286	$500,765	$1,077,051

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$791,230	—	$791,230
Swap contracts[3]	—	$105,733	105,733
Total	$791,230	$105,733	$896,963

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options	$343,290	—	$343,290
Futures contracts	8,534,433	—	8,534,433
Swap contracts	(117,391)	$1,957,279	1,839,888
Total	$8,760,332	$1,957,279	$10,717,611

44	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(816,761)	—	$(816,761)
Swap contracts	—	$1,654,319	1,654,319
Total	$(816,761)	$1,654,319	$837,558

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$38,942
Futures contracts (to buy)	75,811,609
Futures contracts (to sell)	129,946,507

Average Notional Balance
Total return swap contracts	$158,976,108
Interest rate swap contracts†	16,192,308

†	At December 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$93,575
Class A	$1,137,832	778,451
Class B	288,799	141,748
Class C	424,649	224,904
Class I	—	9,039
Total	$1,851,280	$1,247,717

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$7,145

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	45

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class 1	$1,372,980	$1,732,478
Class A	11,329,065	13,549,300
Class B	672,579	1,420,519
Class C	1,102,110	1,763,559
Class I	161,781	117,356
Total	$14,638,515	$18,583,212

Net Realized Gains:
Class 1	$715,895	$257,631
Class A	6,906,700	2,175,256
Class B	485,914	242,716
Class C	844,176	346,327
Class I	90,381	22,343
Total	$9,043,066	$3,044,273

7. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class 1
Shares sold	83	$1,036	—	—
Shares issued on reinvestment	197,117	2,088,905	194,617	$1,991,229
Shares repurchased	(618,347)	(6,546,792)	(639,177)	(6,506,482)
Net decrease	(421,147)	$(4,456,851)	(444,560)	$(4,515,253)

Class A
Shares sold	12,255,429	$130,229,134	6,367,788	$65,144,565
Shares issued on reinvestment	1,669,611	17,678,918	1,485,793	15,202,047
Shares repurchased	(10,389,934)	(110,012,133)	(9,533,919)	(97,053,810)
Net increase (decrease)	3,535,106	$37,895,919	(1,680,338)	$(16,707,198)

Class B
Shares sold	419,171	$4,418,524	899,960	$9,212,778
Shares issued on reinvestment	108,061	1,144,421	160,283	1,641,473
Shares repurchased	(2,063,074)	(21,776,069)	(2,847,159)	(29,057,992)
Net decrease	(1,535,842)	$(16,213,124)	(1,786,916)	$(18,203,741)

46	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class C
Shares sold	1,632,680	$17,309,699	2,327,482	$23,790,162
Shares issued on reinvestment	175,998	1,864,622	196,763	2,015,622
Shares repurchased	(3,056,285)	(32,259,353)	(3,036,753)	(30,989,076)
Net decrease	(1,247,607)	$(13,085,032)	(512,508)	$(5,183,292)

Class I
Shares sold	402,265	$4,238,872	369,603	$3,757,977
Shares issued on reinvestment	13,808	146,762	10,465	107,626
Shares repurchased	(209,675)	(2,228,648)	(203,637)	(2,065,318)
Net increase	206,398	$2,156,986	176,431	$1,800,285

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class I
Daily 1/31/12	$0.027025	$0.024839	$0.018317	$0.019051	$0.026989

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$22,840,200	$18,583,212
Net long-term capital gains	841,381	3,044,273
Total taxable distributions	$23,681,581	$21,627,485

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,140,388
Other book/tax temporary differences(a)	143,602
Unrealized appreciation (depreciation)(b)	(856,069)
Total accumulated earnings (losses) — net	$1,427,921

During the taxable year ended December 31, 2011, The Fund utilized all of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	47

distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates

48	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Notes to financial statements (cont’d)

to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the

Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report	49

Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

50	Legg Mason Western Asset Mortgage Backed Securities Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Mortgage Backed Securities Fund (formerly Legg Mason Western Asset Government Securities Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Mortgage Backed Securities Fund as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2012

Legg Mason Western Asset Mortgage Backed Securities Fund	51

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Government Securities Fund), a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

52	Legg Mason Western Asset Mortgage Backed Securities Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Mortgage Backed Securities Fund	53

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as U.S. mortgage funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as U.S. mortgage funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain share classes of the Fund is expected to continue through December 2013.

54	Legg Mason Western Asset Mortgage Backed Securities Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Mortgage Backed Securities Fund	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Mortgage Backed Securities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

56	Legg Mason Western Asset Mortgage Backed Securities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Mortgage Backed Securities Fund	57

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

58	Legg Mason Western Asset Mortgage Backed Securities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Mortgage Backed Securities Fund	59

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

60	Legg Mason Western Asset Mortgage Backed Securities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Mortgage Backed Securities Fund	61

Important tax information (unaudited)

0.86% of the ordinary income distributions paid monthly by the Fund and the ordinary income distributions paid to shareholders of record on June 14, 2011 and December 8, 2011 was attributable to Federal obligation interest.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund paid a long-term capital gain distribution of $0.014910 per share to shareholders of record on June 14, 2011.

Please retain this information for your records.

Legg Mason Western Asset

Mortgage Backed Securities Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Mortgage Backed Securities Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Mortgage Backed Securities Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Mortgage Backed Securities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0316 2/12 SR12-1577

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,600 in 2010 and $178,900 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,750 in 2010 and $12,050 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	February 24, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	February 24, 2012